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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 14, 2000
                         ------------------------------

                              zeroplus.com, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                000-20865                  52-1929282
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(State or other jurisdiction    (Commission                 (I.R.S. Employer
  of incorporation)            File Number)             Identification No.)

                  12800 Middlebrook Road, Germantown, MD 20874
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (301) 601-8700
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                                   e-Net, Inc.
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         (Former name or former address, if changed since last report.)


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ITEM 5.   OTHER EVENTS.

          Attached as Exhibit 99.1 is a press release issued by e-Net, Inc. (now zeroplus.com, Inc.) dated February 14, 2000, which is hereby incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)       EXHIBITS

          99.1      Press release dated February 14, 2000


                                       2.

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                       SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 17, 2000

                                zeroplus.com, Inc.

                                By:  /s/ DONALD J. SHOFF
                                  -------------------------------------
                                    Donald J. Shoff
                                    Vice President of Finance and
                                    Chief Accounting Officer

                                       3.


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                                 EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------

99.1           Press release dated February 14, 2000


                                       4.